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                                  EXHIBIT 99.A


              AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D

                                (Attached hereto)


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                                                                    EXHIBIT 99.A

              AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D


The undersigned hereby agree as follows:

        (1) Each of them is individually eligible to use Schedule 13D; and

        (2) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to know that such information is inaccurate.


Date: September 24, 2001                        JAW Financial, L.P.


                                                By: JAW Lending, Inc.,
                                                    its general partner

                                                    By: /s/ Marvin J. Winkler
                                                        ------------------------
                                                            Marvin J. Winkler,
                                                            its vice president


                                                JAW Lending, Inc.

                                                By: /s/ Marvin J. Winkler
                                                    ----------------------------
                                                        Marvin J. Winkler,
                                                        its vice president


                                                    /s/ Marvin J. Winkler
                                                    ----------------------------
                                                        Marvin J. Winkler,
                                                        an individual